Share-Based Compensation	12 Months Ended
Jul. 02, 2011
Share-based Compensation [Abstract]
Share-Based Compensation
15. SHARE-BASED COMPENSATION
     Sysco provides compensation benefits to employees and non-employee directors under several share-based payment arrangements including various employee stock option plans, the Employees' Stock Purchase Plan, the Management Incentive Plan and various non-employee director plans.
Stock Incentive Plans
     In November 2009, Sysco's 2007 Stock Incentive Plan was amended and provides for the issuance of up to 55,000,000 shares of Sysco common stock for share-based awards to officers and other employees of the company. Of the 55,000,000 authorized shares, the full 55,000,000 shares may be issued as options or stock appreciation rights and up to 10,000,000 shares may be issued as restricted stock, restricted stock units or other types of stock-based awards. To date, Sysco has issued options, restricted stock and restricted stock units under this plan. Vesting requirements for awards under this plan will vary by individual grant and may include either time-based vesting or time-based vesting subject to acceleration based on performance criteria for fiscal periods of at least one year. The contractual life of all options granted under this plan will be no greater than seven years. As of July 2, 2011, there were 24,814,016 remaining shares authorized and available for grant in total under the amended 2007 Stock Incentive Plan, of which the full 24,814,016 shares may be issued as options or stock appreciation rights, or as a combination of up to 8,667,189 shares that may be issued as restricted stock, restricted stock units or other types of stock-based awards with the remainder available for issuance as options or stock appreciation rights.
     Sysco has also granted employee options under several previous employee stock option plans for which previously granted options remain outstanding as of July 2, 2011. No new options will be issued under any of the prior plans, as future grants to employees will be made through the amended 2007 Stock Incentive Plan or subsequently adopted plans. Vesting requirements for awards under these plans vary by individual grant and include either time-based vesting or time-based vesting subject to acceleration based on performance criteria. The contractual life of all options granted under these plans through July 3, 2004 is 10 years; options granted after July 3, 2004 have a contractual life of seven years.
     In November 2009, Sysco's 2009 Non-Employee Directors Stock Plan was adopted and provides for the issuance of up to 750,000 shares of Sysco common stock for share-based awards to non-employee directors. The authorized shares may be granted as restricted stock, restricted stock units, elected shares or additional shares. In addition, options and unvested common shares also remained outstanding as of July 2, 2011 under previous non-employee director stock plans. No further grants will be made under these previous plans, as all future grants to non-employee directors will be made through the 2009 Non-Employee Directors Stock Plan or subsequently adopted plans. Vesting requirements for awards under these plans vary by individual grant and include either time-based vesting or vesting based on performance criteria. The contractual life of all options granted under these plans through July 3, 2004 is 10 years; options granted after July 3, 2004 have a contractual life of seven years. As of July 2, 2011, there were 652,097 remaining shares authorized and available for grant in total under the 2009 Non-Employee Directors Stock Plan.
Stock Options
     Certain of Sysco's option awards are subject to graded vesting over a service period. In those cases, Sysco recognizes compensation cost on a straight-line basis over the requisite service period for the entire award. In other cases, certain of Sysco's option awards provide for graded vesting over a service period but include a performance-based provision allowing for accelerated vesting. In these cases, if it is probable that the performance condition will be met, Sysco recognizes compensation cost on a straight-line basis over the shorter performance period; otherwise, it will recognize compensation cost over the longer service period.
     In addition, certain of Sysco's options provide that the options continue to vest as if the optionee continued to be an employee or director if the optionee meets certain age and years of service thresholds upon retirement. In these cases, for awards granted through July 2, 2005, Sysco will recognize the compensation cost for such awards over the service period and accelerate any remaining unrecognized compensation cost when the employee retires. Due to the adoption of the fair value recognition provisions of the stock compensation accounting guidance, for awards granted subsequent to July 2, 2005, Sysco will recognize compensation cost for such awards over the period from the grant date to the date the employee or director first becomes eligible to retire with the options continuing to vest after retirement. If Sysco had recognized compensation cost for such awards over the period from the grant date to the date the employee or the director first became eligible to retire with the options continuing to vest after retirement for all periods presented, recognized compensation cost would not have been materially different for fiscal 2011 or fiscal 2010. Recognized compensation cost would have been $3.5 million lower for fiscal 2009.
     The fair value of each option award is estimated as of the date of grant using a Black-Scholes option pricing model. The weighted average assumptions for the periods indicated are noted in the following table. Expected volatility is based on historical volatility of Sysco's stock, implied volatilities from traded options on Sysco's stock and other factors. Sysco utilizes historical data to estimate option exercise and employee termination behavior within the valuation model; separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. Expected dividend yield is estimated based on the historical pattern of dividends and the average stock price for the year preceding the option grant. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant.
     The following weighted-average assumptions were used for each fiscal year presented:

	2011	2010	2009
Dividend yield	3.5%	3.6%	3.2%
Expected volatility	23.4%	25.4%	34.7%
Risk-free interest rate	1.2%	2.3%	2.3%
Expected life	5.0 years	4.9 years	4.5 years
     The following summary presents information regarding outstanding options as of July 2, 2011 and changes during the fiscal year then ended with regard to options under all stock incentive plans:

			Weighted Average
		Weighted	Remaining	Aggregate
	Shares Under	Average Exercise	Contractual Term	Intrinsic Value
	Option	Price Per Share	(in years)	(in thousands)
Outstanding as of July 3, 2010	72,835,397	$29.72
Granted	7,190,250	28.86
Exercised	(11,461,735)	27.20
Forfeited	(422,309)	28.24
Expired	(749,295)	31.23

Outstanding as of July 2, 2011	67,392,308	$30.05	2.77	$120,024

Vested or expected to vest as of July 2, 2011	66,718,623	$30.07	2.75	$117,725

Exercisable as of July 2, 2011	45,522,993	$30.90	1.67	$46,562

     The total number of employee options granted was 7,190,250, 8,494,200 and 8,089,750 in fiscal years 2011, 2010 and 2009, respectively. During fiscal 2011, 1,423,000 options were granted to 11 executive officers and 5,767,250 options were granted to approximately 1,500 other key employees. During fiscal 2010, 1,451,500 options were granted to 12 executive officers and 7,042,700 options were granted to approximately 1,600 other key employees. During fiscal 2009, 1,395,000 options were granted to 12 executive officers and 6,694,750 options were granted to approximately 1,700 other key employees.
     The weighted average grant-date fair value of options granted in fiscal 2011, 2010 and 2009 was $3.96, $4.53 and $5.88, respectively. The total intrinsic value of options exercised during fiscal 2011, 2010 and 2009 was $45.5 million, $16.3 million and $24.4 million, respectively.
Restricted Stock Units
     During fiscal 2011 and 2010, 656,000 and 652,300 restricted stock units, respectively, were granted to employees that will vest ratably over a three-year period. The majority of these restricted stock units were granted with dividend equivalents. The fair value of each restricted stock unit award granted with a dividend equivalent is based on the company's stock price as of the date of grant. For restricted stock unit awards granted without dividend equivalents, the fair value was reduced by the present value of expected dividends during the vesting period. The weighted average grant-date fair value per share of restricted stock units granted during the fiscal 2011 and 2010 was $28.72 and $27.24, respectively.
Restricted Stock
     In fiscal 2009, 75,822 shares of restricted stock were granted to an executive officer. The fair value of these shares was $23.74 per share, which was based on the stock price on the grant date. These shares will vest ratably over a three-year period. In fiscal 2010, this executive officer announced his retirement, and 37,911 of the shares were forfeited according to the terms of the agreement. The remaining shares have vested according to the terms of the agreement as amended in connection with the executive officer's retirement.
Non-Employee Director Awards
     The 2009 Non-Employee Directors Stock Plan, as well as previous plans, provides for the issuance of restricted awards to current non-employee directors. During fiscal 2011, 2010 and 2009, 60,973, 58,310 and 65,631 shares, respectively, of restricted awards were granted to non-employee directors. The awards granted in fiscal 2011 vest over a one-year period, and the awards granted in fiscal 2010 and 2009 vest over a three-year period. Beginning in fiscal 2011, the non-employee directors may elect to receive these awards in restricted stock shares that will vest at the end of the award's stated vesting period or as deferred units which convert into shares of Sysco common stock upon a date selected by the non-employee director that is subsequent to the award's stated vesting date. The fair value of the restricted awards is based on the company's stock price as of the date of grant. The weighted average grant-date fair value of the shares granted during fiscal 2011, 2010 and 2009 was $28.87, $27.44 and $24.99, respectively.
     Under the 2009 Non-Employee Directors Stock Plan, non-employee directors may elect to receive up to 100% of their annual directors' fees in Sysco common stock on either an annual or deferred basis. Previous plans allowed for the election to receive up to 50% of annual directors' fees in Sysco common stock. Sysco provides a matching grant of 50% of the number of shares received for the stock election subject to certain limitations. As a result of such elections, a total of 27,979, 23,111 and 21,966 shares with a weighted-average grant date fair value of $29.26, $24.42 and $27.49 per share were issued in fiscal 2011, 2010 and 2009, respectively, in the form of fully vested common stock or deferred units.
Summary of Nonvested Awards
     The following summary presents information regarding outstanding nonvested awards as of July 2, 2011 and changes during the fiscal year then ended with regard to these awards under all stock incentive plans. Award types represented include: restricted stock units granted to employees, restricted stock granted to employees and restricted awards granted to non-employee directors.

		Weighted
		Average Grant
		Date Fair Value
	Shares	Per Share
Nonvested as of July 3, 2010	778,623	$27.23
Granted	716,973	28.73
Vested	(285,536)	27.30
Forfeited	(7,534)	29.22

Nonvested as of July 2, 2011	1,202,526	$28.10

Employees' Stock Purchase Plan
     Sysco has an Employees' Stock Purchase Plan that permits employees to invest in Sysco common stock by means of periodic payroll deductions at discount of 15% from the closing price on the last business day of each calendar quarter. In November 2010, the Employees' Stock Purchase Plan was amended to reserve an additional 5,000,000 shares of Sysco common stock for issuance under the plan. Including the additional 5,000,000 shares reserved in fiscal 2011, the total number of shares which may be sold pursuant to the plan may not exceed 79,000,000 shares, of which 6,902,496 remained available as of July 2, 2011.
     During fiscal 2011, 1,655,100 shares of Sysco common stock were purchased by the participants as compared to 1,827,386 shares purchased in fiscal 2010 and 2,031,695 shares purchased in fiscal 2009. In July 2011, 377,730 shares were purchased by participants.
     The weighted average fair value of employee stock purchase rights issued pursuant to the Employees' Stock Purchase Plan was $4.28, $3.87 and $3.85 per share during fiscal 2011, 2010 and 2009, respectively. The fair value of the stock purchase rights was calculated as the difference between the stock price at date of issuance and the employee purchase price.
Management Incentive Compensation
     Sysco's Management Incentive Plan compensates key management personnel for specific performance achievements. With respect to bonuses for fiscal 2008 and earlier years, the bonuses earned and expensed under this plan were paid in the following fiscal year in both cash and stock or deferred for payment in future years at the election of each participant. The stock awards under this plan immediately vested upon issuance; however, participants were restricted from selling, transferring, giving or otherwise conveying the shares for a period of two years from the date of issuance of such shares. The fair value of the stock issued under the Management Incentive Plan was based on the stock price less a 12% discount for post-vesting restrictions. The discount for post-vesting restrictions was estimated based on restricted stock studies and by calculating the cost of a hypothetical protective put option over the restriction period. In May 2008, the Management Incentive Plan was amended to remove the stock component of the bonus structure from all future bonuses granted. A total of 672,087 shares at a fair value of $28.22 were issued pursuant to this plan in fiscal 2009 for bonuses earned in the fiscal 2008, the final year the bonus included a stock component.
All Share-Based Payment Arrangements
     The total share-based compensation cost that has been recognized in results of operations was $59.2 million, $66.4 million and $56.0 million for fiscal 2011, 2010 and 2009, respectively, and is included within operating expenses in the consolidated results of operations. The total income tax benefit recognized in results of operations for share-based compensation arrangements was $18.2 million, $13.9 million and $9.9 million for fiscal 2011, 2010 and 2009, respectively.
     As of July 2, 2011, there was $61.3 million of total unrecognized compensation cost related to share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of 2.62 years.
     Cash received from option exercises and purchases of shares under the Employees' Stock Purchase Plan was $332.7 million, $94.8 million and $111.8 million during fiscal 2011, 2010 and 2009, respectively. The actual tax benefit realized for the tax deductions from option exercises totaled $15.9 million, $5.4 million and $7.4 million during fiscal 2011, 2010 and 2009, respectively.